Exhibit 10.2

EXECUTION VERSION

AMENDMENT NO. 5 TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT and AGENCY RESIGNATION AND APPOINTMENT AGREEMENT, dated as of August 19, 2022 (this “Amendment”), is entered into by and among The GEO Group, Inc. (“GEO”), GEO Corrections Holdings, Inc. (“Corrections” and, together with GEO, the “Borrowers”), the Guarantors party hereto (collectively and, together with the Borrowers, the “Loan Parties”), the Revolving Credit Lenders party hereto (the “Consenting Revolving Credit Lenders”), the Term Lenders party hereto (including pursuant to a Borrower Assignment Agreement) (the “Consenting Term Lenders”), the Issuing Lenders and the Swingline Lender (collectively and, together with the Consenting Revolving Credit Lenders, the Consenting Term Lenders and the Issuing Lenders, the “Consenting Lenders”), [***], as the existing administrative agent for the Lenders under the Existing Credit Agreement (in such capacity, the “Existing Administrative Agent”), Alter Domus Products Corp., as the new administrative agent for the Lenders under the Amended Credit Agreement (in such capacity, the “Amended Credit Agreement Administrative Agent”), and Alter Domus Products Corp., as the administrative agent for the Lenders under the Exchange Credit Agreement (in such capacity, the “Exchange Credit Agreement Administrative Agent”). Capitalized terms used but not defined herein have the meaning given to such terms in the Existing Credit Agreement or the Exchange Credit Agreement, as applicable.

WHEREAS, reference is made to that certain Third Amended and Restated Credit Agreement, dated as of March 23, 2017 (as amended by (i) Amendment No. 1 to Third Amended and Restated Credit Agreement, dated as of April 30, 2018, (ii) Amendment No. 2 to Third Amended and Restated Credit Agreement, dated as of June 12, 2019, (iii) Amendment No. 3 to Third Amended and Restated Credit Agreement, dated as of November 5, 2020, and (iv) Amendment No. 4 to Third Amended and Restated Credit Agreement, dated as of the date hereof, and as further amended, restated, supplemented or otherwise modified prior to the Amendment Effective Date, the “Existing Credit Agreement”; the Existing Credit Agreement as amended pursuant to this Amendment, the “Amended Credit Agreement”), by and among the Borrowers, the Lenders party thereto and the Existing Administrative Agent;

WHEREAS, the Loan Parties have requested to amend the Existing Credit Agreement and to enter into the Exchange Loan Documents (as defined below) (collectively, the “Restructuring”), pursuant to which, among other things, immediately upon the occurrence of the Amendment Effective Date, (i) the Existing Credit Agreement shall be amended as set forth in Section 1 hereto, (ii) each of the Consenting Revolving Credit Lenders under the Existing Credit Agreement shall, pursuant to this Amendment, sell, assign and transfer its Revolving Credit Commitments under the Existing Credit Agreement (other than any Assigned Revolving Credit Obligations) to GEO pursuant to an open market purchase in accordance with Section 9.04 of the Amended Credit Agreement (each, a “Revolving Credit Open Market Purchase”), upon which sale and purchase all Revolving Credit Commitments of such Consenting Revolving Credit Lenders and all Obligations related thereto outstanding immediately prior to the Revolving Credit Open Market Purchase under the Existing Credit Agreement (in each case, other than any Assigned Revolving Credit Obligations) shall be terminated and canceled, (iii) each Lender signatory hereto as an “Extending Revolving Credit Lender” (each, an “Extending Revolving Credit Lender”) shall extend Revolving Credit Commitments under the Exchange Credit Agreement, in an amount (as set forth in the schedule attached as Annex I-A hereto (the “Revolving Credit Lender Participation Schedule”) equal to one-third of the Revolving Credit Commitments of such Extending Revolving Credit

Lender outstanding, immediately prior to the Amendment Effective Date, under the Existing Credit Agreement, (iv) the existing Revolving Credit Loans and all Obligations related to such Loans of such Extending Revolving Credit Lender outstanding immediately prior to the Amendment Effective Date under the Existing Credit Agreement (collectively, the “Exchanged Revolving Credit Obligations”) shall be exchanged for cash, Tranche 2 Loans under the Exchange Credit Agreement and Tranche 3 Loans under the Exchange Credit Agreement in the amounts as set forth in the Revolving Credit Lender Participation Schedule, (v) each Lender signatory hereto as an “Assigning Revolving Credit Lender” (each, an “Assigning Revolving Credit Lender”) shall sell, assign and transfer a portion of the Revolving Credit Loans and all Obligations related to such Revolving Credit Loans of such Assigning Revolving Credit Lender outstanding immediately prior to the Amendment Effective Date under the Existing Credit Agreement (collectively, the “Assigned Revolving Credit Obligations”) to one or more Term Lenders (collectively, the “Assignee Lenders”) (as set forth in the schedule attached as Annex I-B hereto (the “Assignment Schedule”)) (any such assignment, a “Revolving Credit Assignment”), (vi) each Assigning Revolving Credit Lender shall exchange the Revolving Credit Loans of such Assigning Revolving Credit Lender that do not constitute Assigned Revolving Credit Obligations and all Obligations related to such Loans outstanding immediately prior to the Amendment Effective Date under the Existing Credit Agreement (collectively, the “Unassigned Revolving Credit Obligations”) into cash, Tranche 2 Loans under the Exchange Credit Agreement and/or Tranche 3 Loans under the Exchange Credit Agreement, in the amounts as set forth in the Revolving Credit Lender Participation Schedule, (vii) each Assignee Lender shall, immediately following the effectiveness of the Revolving Credit Assignments, sell, assign and transfer the Assigned Revolving Credit Obligations of such Assignee Lender to GEO pursuant to a Revolving Credit Open Market Purchase, upon which sale and purchase the Assigned Revolving Credit Obligations of such Assignee Lender shall be terminated and canceled, (viii) each Assignee Lender shall exchange the Assigned Revolving Credit Obligations of such Assignee Lender for Tranche 1 Loans under the Exchange Credit Agreement in the amounts as set forth in the Assignment Schedule, (ix) each Lender signatory hereto as an “Extending Term Lender” or signatory to a Borrower Assignment Agreement (each, an “Extending Term Lender”) shall sell, assign and transfer the Term Loans and all Obligations related to such Term Loans of such Extending Term Lender outstanding immediately prior to the Amendment Effective Date under the Existing Credit Agreement (collectively, the “Exchanged Term Obligations”), to GEO pursuant to an open market purchase in accordance with Section 9.04 of the Amended Credit Agreement (each, a “Term Loan Open Market Purchase”), upon which purchase the Term Loans of such Extending Term Lender and all Obligations related thereto outstanding immediately prior to the Term Loan Open Market Purchase under the Existing Credit Agreement shall be terminated and canceled, (x) each Extending Term Lender shall receive, as consideration in such Term Loan Open Market Purchase, Tranche 1 Loans under the Exchange Credit Agreement or a combination of such Tranche 1 Loans and cash, in each case in the amounts as set forth in the schedule attached as Annex I-C hereto (the “Term Lender Participation Schedule”); and (xi) all Letters of Credit outstanding under the Amended Credit Agreement shall roll over and constitute “Letters of Credit” issued under the Exchange Credit Agreement;

WHEREAS, each Lender of each applicable Class under the Existing Credit Agreement was offered an opportunity to participate in the Restructuring on the same terms and conditions as each other Lender of such Class;

2

WHEREAS, the Lenders party hereto have agreed to the Restructuring and the other applicable definitive documents executed and delivered in connection therewith, in each case on the terms, and subject to the conditions, as set forth herein;

WHEREAS, in connection with the Restructuring, (i) the Borrowers will enter into a Credit Agreement, dated as of the date hereof (as amended, restated, supplemented or otherwise modified from time to time in accordance with its terms and subject to the Intercreditor Agreements, the “Exchange Credit Agreement”), among the Borrowers, the Consenting Lenders and Alter Domus Products Corp., as administrative agent and (ii) the Loan Parties will enter into guarantees, security agreements, and other loan documents, pursuant to which, among other things, the Loan Parties will guarantee the indebtedness and other obligations outstanding under the Exchange Credit Agreement and pledge collateral as security in respect thereof (such documentation, collectively with the Exchange Credit Agreement, the “Exchange Loan Documents”); and

WHEREAS, each of the parties hereto agrees that, on the Amendment Effective Date, (i) the Existing Credit Agreement shall be amended as set forth in Section 1 hereto, (ii) the existing Revolving Credit Commitments, Revolving Credit Loans and Term Loans under the Amended Credit Agreement shall be terminated, exchanged or maintained as set forth in Section 2(a) hereto, and (iii) all existing Letters of Credit shall roll over and continue as Letters of Credit issued and outstanding under the Exchange Credit Agreement.

NOW, THEREFORE, in good and valuable consideration for the promises and agreements, provisions and covenants herein contained, the parties hereto agree as follows:

1. Amendments to Credit Agreement.

(a) Effective as of the Amendment Effective Date, the Existing Credit Agreement is hereby (i) amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the underlined text (indicated textually in the same manner as the following example: underlined text) as set forth in the pages attached hereto as Annex II-A and (ii) restated in its entirety to read as set forth in such Annex II-A after giving effect to such textual deletions and additions.

(b) Effective as of the Amendment Effective Date, a new Exhibit G to the Amended Credit Agreement is hereby inserted immediately following Exhibit F in the form attached hereto as Annex II-C.

(c) The term “Credit Agreement”, as used herein and in the other Loan Documents, shall mean the Amended Credit Agreement, as may be further amended, supplemented or otherwise modified from time to time in accordance with its terms.

2. Exchange; Limitation on Assignments of Tranche 2 Loans.

(a) Immediately upon the occurrence of the Amendment Effective Date, immediately following the effectiveness of the amendment of the Existing Credit Agreement pursuant to Section 1 above, (i) each of the Consenting Revolving Credit Lenders hereby sells, assigns and transfers its Revolving Credit Commitments under the Existing Credit Agreement

3

(other than any Assigned Revolving Credit Obligations) to GEO as a Revolving Credit Open Market Purchase, upon which sale and purchase all Revolving Credit Commitments of such Consenting Revolving Credit Lenders and all Obligations related thereto outstanding immediately prior to the Revolving Credit Open Market Purchase under the Existing Credit Agreement (in each case, other than any Assigned Revolving Credit Obligations) are hereby terminated and canceled, (ii) immediately following the effectiveness of the Revolving Credit Assignments, each Assignee Lender hereby sells, assigns and transfers the Assigned Revolving Credit Obligations of such Assignee Lender to GEO as a Revolving Credit Open Market Purchase, upon which sale and purchase the Assigned Revolving Credit Obligations of such Assignee Lender are hereby terminated and canceled (iii) the other steps of the Restructuring shall occur, (iv) any Revolving Credit Lenders that are not Consenting Revolving Credit Lenders shall continue to be Revolving Credit Lenders under the Amended Credit Agreement; and (v) any Term Lenders that are not Extending Term Lenders shall continue to be Term Lenders under the Amended Credit Agreement.

(b) Notwithstanding anything to the contrary contained in Section 9.04 of the Exchange Credit Agreement, from and including the date hereof to and including the date that is six months following the date hereof, no Tranche 2 Lender shall have the right to sell, assign or transfer any amount of Tranche 2 Loans held by such Tranche 2 Lender in excess of fifty percent (50%) of the aggregate amount of all Tranche 2 Loans held by such Tranche 2 Lender as of the date hereof; provided, that any such assignment may be made on any date on which the trading price of the Tranche 2 Loans is equal to or is in excess of 90% of the face value of the Tranche 2 Loans. The Amended Credit Agreement Agent shall have no responsibility or liability to ascertain, monitor or enforce, compliance with Section 2(b) relating to any assignment made by any Tranche 2 Lender.

3. Administrative Agent Resignation and Appointment; Intercreditor Agreements.

(a) Effective as of the Amendment Effective Date, pursuant to Section 8.06 of the Credit Agreement, the Existing Administrative Agent hereby resigns as Administrative Agent under the Credit Agreement and the other Loan Documents and is hereby discharged from all of its duties and obligations under the Credit Agreement and the other Loan Documents; provided that notwithstanding the effectiveness of such resignation, each of the terms and provisions of Article VIII, Section 9.03 and Section 9.08 of the Credit Agreement, shall continue in full force and effect for the benefit of the Existing Administrative Agent, its sub agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while it was acting as Administrative Agent, as the case may be.

(b) Pursuant to Section 8.06 of the Credit Agreement, the Amended Credit Agreement Administrative Agent is hereby designated and appointed by the Consenting Lenders as the Administrative Agent under the Credit Agreement and the other Loan Documents, and the Amended Credit Agreement Administrative Agent hereby accepts such appointment. The Amended Credit Agreement Administrative Agent is irrevocably authorized as Administrative Agent, to take such action on behalf of the Lenders under the provisions of the Credit Agreement and the other Loan Documents and to exercise such powers and perform such duties as are expressly delegated to the Administrative Agent by the terms of the Credit Agreement and the other Loan Documents, together with such other powers as are reasonably incidental thereto, and the Amended Credit Agreement Administrative Agent shall succeed to and become vested with all of the rights, powers, privileges, indemnities and duties of the Existing Administrative Agent as Administrative Agent under the Credit Agreement and the other Loan Documents.

4

(c) Each of the Consenting Lenders and the Borrowers hereby waives the requirement in Section 8.06 of the Existing Credit Agreement that the Amended Credit Agreement Administrative Agent be a bank with an office in the United States of America, or an Affiliate of any such bank with an office in the United States.

(d) Except with respect to its rights described in the proviso to Section 3(a) above, the Existing Administrative Agent hereby assigns and transfers to the Amended Credit Agreement Administrative Agent all its rights and obligations (i.e., its legal relationship) under the Credit Agreement, all accessory rights and all ancillary rights thereto, and the Amended Credit Agreement Administrative Agent hereby accepts all such rights and obligations (i.e., its legal relationship) under the Credit Agreement, all accessory rights and all ancillary rights thereto. Notwithstanding the foregoing, the Amended Credit Agreement Administrative Agent shall not assume, nor shall the Amended Credit Agreement Administrative Agent be deemed to assume or be responsible for, any obligations or actions taken or omitted to be taken by the Existing Administrative Agent under or pursuant to any Loan Document for any period prior to the Amendment Effective Date, including without limitation, in connection with the exercise of rights or remedies in respect thereof. Additionally, the provisions of this Amendment to the contrary notwithstanding, the Existing Administrative Agent does not hereby assume any duties, obligations or liabilities of the Amended Credit Agreement Administrative Agent for any period after the Amendment Effective Date, and the Existing Administrative Agent shall not have any liabilities, duties or obligations in respect of any acts or omissions by the Amended Credit Agreement Administrative Agent for any period after the Amendment Effective Date. All parties hereto acknowledge and agree that the Amended Credit Agreement Agent shall not be liable for any loss or liability incurred as a consequence of the Amended Credit Agreement Agent not having been provided with all information or documents available to the Existing Administrative Agent or in the Existing Administrative Agent’s possession. Article VIII and Section 9.03 of the Amended Credit Agreement Agent and each of their sub-agents in respect of any actions taken or omitted to be taken by any of them in connection with this Amendment or the transactions contemplated hereby.

(e) The Existing Administrative Agent hereby assigns to the Amended Credit Agreement Administrative Agent each of the Liens and security interests granted to the Existing Administrative Agent, for the ratable benefit of the Secured Parties, under the Credit Agreement and the other Loan Documents, and the Amended Credit Agreement Administrative Agent hereby assumes all such Liens, for its benefit and for the benefit of the Secured Parties. On and after the Amendment Effective Date, all possessory collateral held by the Existing Administrative Agent for the benefit of the Secured Parties shall be deemed to be held by the Existing Administrative Agent as agent and bailee for the Amended Credit Agreement Administrative Agent for the benefit of the Secured Parties until such time as such possessory collateral has been delivered to the Amended Credit Agreement Administrative Agent. Notwithstanding anything herein to the contrary or the effectiveness of the terms hereof, each Loan Party agrees that all of such Liens granted by any Loan Party, shall in all respects be continuing and in effect and are hereby ratified and reaffirmed by each Loan Party. Without limiting the generality of the foregoing, (i) any

5

reference to the Existing Administrative Agent on any publicly filed document, to the extent such filing relates to the liens and security interests in the Collateral assigned hereby and until such filing is modified to reflect the interests of the Amended Credit Agreement Administrative Agent, shall, with respect to such liens and security interests, constitute a reference to the Existing Administrative Agent as collateral representative of the Amended Credit Agreement Administrative Agent, (ii) any reference to the Existing Administrative Agent as an insured or additional insured and/or loss payee under any insurance required to be maintained pursuant to the Loan Documents shall, until the Amended Credit Agreement Administrative Agent is substituted as an insured or additional insured and/or loss payee thereunder, constitute a reference to the Existing Administrative Agent as sub-agent of the Amended Credit Agreement Administrative Agent; and (iii) any reference to the Existing Administrative Agent in any pledge agreement, security agreement, mortgage, deed of trust, landlord waiver, intellectual property security agreement or other Collateral Document shall, until the Amended Credit Agreement Administrative Agent is substituted thereunder (whether pursuant to this Agreement, by operation of law or, if required, by subsequent amendment, assignment, filing or other instrument), constitute a reference to the Existing Administrative Agent as sub-agent of the Amended Credit Agreement Administrative Agent (provided, that in each case of clauses (i), (ii) and (iii), the parties hereto agree that the Existing Administrative Agent’s role as such collateral representative shall impose no duties, obligations, or liabilities on the Existing Administrative Agent, including, without limitation, any duty to take any type of direction regarding any action to be taken against such Collateral, whether such direction comes from the Amended Credit Agreement Administrative Agent, the Required Lenders, or otherwise. The Amended Credit Agreement Administrative Agent agrees to take possession of any possessory collateral delivered to the Amended Credit Agreement Administrative Agent following the Amendment Effective Date upon tender thereof by the Existing Administrative Agent.

(f) After the Amendment Effective Date, any reference to the “Administrative Agent” in the Credit Agreement or any other Loan Documents shall constitute a reference to Amended Credit Agreement Administrative Agent in its capacity as such;

(g) In the event that, after the Amendment Effective Date, the Existing Administrative Agent receives any principal, interest or other amount owing to any Lender or the Amended Credit Agreement Administrative Agent under any Loan Document, the Existing Administrative Agent agrees that such payment shall be held in trust for the Amended Credit Agreement Administrative Agent, and the Existing Administrative Agent shall promptly return without setoff or counterclaim such payment to the Amended Credit Agreement Administrative Agent for payment to the Person entitled thereto.

(h) In the event that, after the Amendment Effective Date, the Amended Credit Agreement Administrative Agent receives any principal, interest or other amount owing to the Existing Administrative Agent under any Loan Document, the Amended Credit Agreement Administrative Agent agrees that such payment shall be held in trust for the Existing Administrative Agent and the Amended Credit Agreement Administrative Agent shall promptly return without setoff or counterclaim such payment to the Existing Administrative Agent.

6

(i) The Existing Administrative Agent shall, subject to all applicable legal or contractual restrictions, provide any information about the Loans and any assignments by the Lenders of their rights and obligations under the Existing Credit Agreement and the other Loan Documents, as the Amended Credit Agreement Administrative Agent may reasonably request. The reasonable costs and expenses of the Existing Administrative Agent incurred in connection with its compliance with the foregoing requirements shall be the responsibility of the Borrowers and shall be paid by the Borrowers following demand therefor by the Existing Administrative Agent.

(j) The Existing Administrative Agent does not:

(i) make any representation or warranty to the Amended Credit Agreement Administrative Agent, or assume any responsibility to the Amended Credit Agreement Administrative Agent with respect to any statements, warranties or representations made in or in connection with the Existing Credit Agreement, the Credit Agreement, any other Loan Document or any other instrument or document furnished pursuant thereto, or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Existing Credit Agreement, the Credit Agreement, any other Loan Document or any other instrument or document furnished pursuant thereto;

(ii) make any representation or warranty whatsoever to the Amended Credit Agreement Administrative Agent as to the value or condition of any Collateral or any part thereof, or as to the title of any of the Loan Parties thereto or as to the security afforded by the Loan Documents or the Collateral, or as to the validity, execution, enforceability, legality or sufficiency of any of the Loan Documents, the Collateral or of the Obligations and other indebtedness or liabilities secured thereby, or the validity, perfection or priority of any lien or security interest in the Collateral; or

(iii) make any representation or warranty to the Amended Credit Agreement Administrative Agent or assume any responsibility to the Amended Credit Agreement Administrative Agent with respect to the financial condition of any of the Loan Parties, or the performance or observance by any Loan Party of any of their respective obligations under the Existing Credit Agreement, the Credit Agreement or any other Loan Document or any other instrument or document furnished pursuant thereto.

(k) Effective as of the Amendment Effective Date, each Borrower and each Lender, in each case, on its own behalf and on behalf of each of its respective Subsidiaries and Affiliates, irrevocably releases and discharges the Existing Administrative Agent, all Affiliates of the Existing Administrative Agent, all officers, directors, employees, attorneys and agents of the Existing Administrative Agent or any of its Affiliates, and all of their predecessors in interest (collectively, including the Existing Administrative Agent, the “Existing Administrative Agent Parties” and each an “Existing Administrative Agent Party”), from any and all claims, defenses, causes of action or other liabilities, whether known or unknown and whether now existing or hereafter arising, that have or may arise at any time in connection with any action taken or omitted to be taken by the Existing Administrative Agent in the performance of its duties in its capacity as Administrative Agent under the Loan Documents, other than any such claims, defenses, causes of action or other liabilities arising solely from the gross negligence or willful misconduct of any Existing Administrative Agent Party as determined by a final non-appealable judgment of a court of competent jurisdiction.

7

(l) For the avoidance of doubt, the Amended Credit Agreement Administrative Agent shall not be, and shall be deemed not to be, a Lender under the Credit Agreement or the other Loan Documents and all references contained therein relating to same are hereby deleted (and any relevant provisions thereof adjusted accordingly to give effect thereto).

(m) By execution and delivery of this Amendment, each Consenting Lender hereby authorizes, instructs and directs the Amended Credit Agreement Administrative Agent to enter into (i) a pari passu intercreditor agreement in the form attached hereto as Annex III-A (the “First Lien Pari Passu Intercreditor Agreement”) with the Exchange Credit Agreement Administrative Agent and any Additional Senior Representative (as defined therein) from time to time party thereto and (ii) a first lien/second lien intercreditor agreement in the form attached hereto as Annex III-B (the “First Lien/Second Lien Intercreditor Agreement” and, together with the First Lien Pari Passu Intercreditor Agreement, the “Intercreditor Agreements”) with the Exchange Credit Agreement Administrative Agent, the Second Lien Secured Notes Collateral Trustee (as defined therein) and any additional Representative (as defined therein) from time to time party thereto.

4. Conditions to Amendment Effective Date. This Amendment shall become effective as of the first date (the “Amendment Effective Date”) on which each of the following conditions has been satisfied in accordance with the terms hereof:

(a) Executed Counterparts. The Amended Credit Agreement Administrative Agent shall have received counterparts of this Amendment (or, as applicable, a Borrower Assignment Agreement) signed by the Existing Administrative Agent, the Amended Credit Agreement Administrative Agent, each Consenting Lender, the Borrowers and the Guarantors.

(b) Governmental and Third Party Approvals. GEO and each Restricted Subsidiary shall have obtained all necessary approvals, authorizations and consents of any Person and of all Governmental Authorities and courts having jurisdiction with respect to the transactions contemplated by this Amendment, the Amended Credit Agreement and the other Loan Documents.

(c) Corporate Documents. The Amended Credit Agreement Administrative Agent shall have received a certificate of the secretary or assistant secretary (or equivalent) of each Loan Party certifying (x) as to the incumbency and genuineness of the signature of each officer of such Loan Party executing this Amendment and any other Loan Documents and (y) that:

(i) attached thereto are true, correct and complete copies of (A) the articles of incorporation or similar charter documents of such Loan Party and, certified as of a recent date by the appropriate Governmental Authority in its jurisdiction of organization, and (B) the bylaws or operating agreement or similar governing documents of such Loan Party, in each case as in effect on the date hereof;

(ii) attached thereto is a true, correct and complete copy of resolutions duly adopted by the Board of Directors of each Loan Party authorizing the execution, delivery and performance of this Amendment or such other Loan Documents to which such Loan Party is a party; and

8

(iii) attached thereto is a certificate, as of a recent date, of the good standing of each Loan Party under the laws of its jurisdiction of organization (or equivalent) (to the extent such concept exists in such jurisdiction) and a certificate of the relevant taxing authorities of such jurisdictions, if available, certifying that such Person has filed required tax returns and owes no delinquent taxes (to the extent such certificates are issued by a Governmental Authority in such jurisdiction).

(d) Officer’s Certificate. The Amended Credit Agreement Administrative Agent shall have received a certificate, dated the Amendment Effective Date and signed by the President, a Vice President or a Financial Officer of GEO, certifying on behalf of GEO that, on and as of the Amendment Effective Date, (i) the representations and warranties of each Loan Party set forth in this Amendment, in the Amended Credit Agreement and in each of the other Loan Documents are true and correct in all material respects (or, in the case of any representations and warranties qualified by materiality or Material Adverse Effect, in all respects) as if made on and as of such date (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date) and (ii) no Default has occurred and is continuing.

(e) Lien Search Results. If requested by the Amended Credit Agreement Administrative Agent or any Lender, the Amended Credit Agreement Administrative Agent shall have received the results of a recent lien search in each jurisdiction so requested with respect to each Borrower and each Guarantor (to the extent obtainable in such jurisdiction), and such search results shall not reveal any Liens on any of the assets of GEO or any Guarantor except for Liens permitted by this Amendment, the Amended Credit Agreement or Liens to be discharged on or prior to the Amendment Effective Date pursuant to documentation reasonably satisfactory to the Amended Credit Agreement Administrative Agent and the Lenders.

(f) Restructuring. The Restructuring, the Effective Date Transactions (as defined in the Exchange Credit Agreement) and the Senior Note Exchange Transactions (as defined in the Exchange Credit Agreement) shall have been consummated or shall be consummated concurrently herewith.

(g) Fees and Expenses. The Amended Credit Agreement Administrative Agent shall have received evidence that GEO shall have paid (or caused to be paid) such fees and reimbursements as GEO shall have agreed to pay to any Lender, the Existing Administrative Agent or the Amended Credit Agreement Administrative Agent on or prior to the Amendment Effective Date in connection with this Amendment and the transactions contemplated hereby (including the reasonable fees and expenses of outside counsel to the Existing Administrative Agent, the Amended Credit Agreement Administrative Agent and the Lenders, to the extent that statements or invoices for such fees and expenses have been delivered to GEO prior to the Amendment Effective Date).

(h) Patriot Act Compliance. The Amended Credit Agreement Administrative Agent shall have received, no later than three Business Days in advance of the Amendment Effective Date, all required documentation and other information under applicable “know your customer” and AML Laws, including without limitation the Patriot Act, as shall have been reasonably requested in writing by the Amended Credit Agreement Administrative Agent or any Lender at least ten Business Days prior to the Amendment Effective Date.

9

(i) Unrestricted Subsidiary Cash. The Amended Credit Agreement Administrative Agent shall have received evidence in form and substance satisfactory to it that GEO has caused one or more Affiliates of GEO that are Unrestricted Subsidiaries under (and as defined in) the Existing Credit Agreement to transfer to one or more Loan Parties an amount equal to or exceeding $130,000,000 in cash held by such Unrestricted Subsidiaries as Investments (as defined in the Existing Credit Agreement) as of June 30, 2022.

(j) Other Documents. The Amended Credit Agreement Administrative Agent shall have received the Administrative Agent Fee Letter duly executed by the Borrowers and such other documents as the Amended Credit Agreement Administrative Agent or any Lender shall have reasonably requested prior to the Amendment Effective Date.

(k) Exchange Credit Agreement. The conditions set forth in Section 4.01 of the Exchange Credit Agreement shall have been or shall concurrently be satisfied in accordance with the terms thereof.

5. Representations and Warranties.

(a) Representations and Warranties of the Loan Parties. By its execution of this Amendment, each of the Loan Parties hereby certifies that all of the representations and warranties of the Loan Parties set forth in the Existing Credit Agreement, in the Amended Credit Agreement and in the other Loan Documents (as defined in the Amended Credit Agreement) are true and correct in all material respects (provided that any such representations and warranties qualified as to materiality, “Material Adverse Effect” or similar language are true and correct in all respects), in each case as of the Amendment Effective Date (or, to the extent such representations and warranties specifically refer to an earlier date or time, as of such earlier date or time).

(b) Representations and Warranties of the Existing Administrative Agent. The Existing Administrative Agent represents and warrants to the Amended Credit Agreement Administrative Agent that as of the Amendment Effective Date that Schedule I attached hereto, is a schedule of the outstanding principal amount of, and any accrued and unpaid interest payable on, the Loans, and a true and correct copy of the Register.

6. Post-Closing Obligations.

(a) Within ten (10) Business Days after the Amendment Effective Date, the Borrowers shall provide to the Amended Credit Agreement Administrative Agent the completed Schedule II and Schedule III attached hereto and provide the following representations and warranties:

(i) The Borrowers represent and warrant to the Amended Credit Agreement Administrative Agent that as of the date delivered:

(1) Schedule II attached hereto sets forth a list of all of the Loan Documents delivered to the Existing Administrative Agent, and the Loan Documents set forth on Schedule II include all Loan Documents binding upon the Existing Administrative Agent in connection with the Credit Agreement.

10

(2) Schedule III attached hereto contains a true, correct and complete list of all security filings, including without limitation, UCC financing statements, patent and trademark, copyright and other filings made in favor of the Existing Administrative Agent to perfect the security interest of the Existing Administrative Agent, for the benefit of the Secured Parties.

(b) Within ten (10) Business Days after the Amendment Effective Date, the Existing Administrative Agent shall provide to the Amended Credit Agreement Administrative Agent the completed Schedule IV attached hereto and provide the following representations and warranties:

(i) The Existing Administrative Agent represents and warrants to the Amended Credit Agreement Administrative Agent that as of the date delivered, Schedule IV contains a true, correct and complete list of all possessory collateral delivered to the Existing Administrative Agent.

7. Effect of Amendment; Integration. (a) Except as expressly set forth herein or in the Amended Credit Agreement, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders (as defined in the Amended Credit Agreement), the Existing Administrative Agent or the Amended Credit Agreement Administrative Agent under the Amended Credit Agreement or any Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in any other Loan Document (other than the Existing Credit Agreement), all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Loan Parties to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Amended Credit Agreement or any other Loan Document in similar or different circumstances.

(b) It is the intention of each of the parties hereto that the Existing Credit Agreement be amended so as to preserve the perfection and priority of all security interests securing indebtedness and obligations under the Existing Credit Agreement and that this Amendment does not constitute a novation of the obligations and liabilities existing under the Existing Credit Agreement except for any Obligations that are terminated in connection with the Restructuring in accordance with Section 2 hereof.

(c) This Amendment is a Loan Document, and together with the other Loan Documents, incorporates all negotiations of the parties hereto with respect to the subject matter hereof and is the final expression and agreement of the parties hereto with respect to the subject matter hereof. No amendment or modification of this Amendment shall be binding unless made by written instrument signed by each party hereto.

8. Governing Law; Jurisdiction; Consent to Service of Process.

(a) This Amendment and any claim, controversy or dispute arising under or related to this Amendment, whether in tort, contract (at law or in equity) or otherwise, shall be construed in accordance with and governed by the laws of the State of New York.

11

(b) Each party hereto hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the Supreme Court of the State of New York and of the United States District Court for the Southern District of New York, in each case sitting in New York County, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Amendment, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally submits to the jurisdiction of such courts and agrees that all claims in respect of any such action, litigation or proceeding may be heard and determined in such New York State court or, to the fullest extent permitted by applicable law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in any Loan Document shall affect any right that the Existing Administrative Agent, the Amended Credit Agreement Administrative Agent or any Lender may otherwise have to bring any action or proceeding relating to any Loan Document against the Loan Parties or their respective properties in the courts of any jurisdiction.

(c) Each party hereto hereby irrevocably and unconditionally waives, to the fullest extent permitted by applicable law, any objection that it may now or hereafter have to the laying of venue of any action or proceeding arising out of or relating to any Loan Document in any court referred to in Section 8(b) above. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(d) Each party to this Amendment irrevocably consents to service of process in the manner provided for notices in Sections 9.01 and 9.09(d) of the Amended Credit Agreement. Nothing in any Loan Document will affect the right of any party to this Amendment to serve process in any other manner permitted by applicable law.

9. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AMENDMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

10. Further Assurances.

(a) The Consenting Lenders hereby authorize and direct the Existing Administrative Agent and the Amended Credit Agreement Administrative Agent to enter into this Amendment and such further documents and do such other acts and things as the Lenders may reasonably request in order to fully effect the purposes hereof.

12

(b) Each of the Borrowers and the Existing Administrative Agent agrees that, following the Effective Date, it shall furnish, at the Borrowers’ expense, additional releases, amendment or termination statements and such other documents, instruments and agreements as are customary and may be reasonably requested by the Amended Credit Agreement Administrative Agent from time to time in order to effect the matters covered hereby.

(c) All parties hereto acknowledge and agree that the Amended Credit Agreement Administrative Agent shall have no liability for any failure by any party (other than the Amended Credit Agreement Administrative Agent to the extent expressly required to do so pursuant to the terms hereof or of the Loan Documents) to execute or deliver or to otherwise cause the transfer of the rights and privileges of the Existing Administrative Agent in accordance with this Amendment.

(d) The Existing Administrative Agent shall do and perform all such further acts and will execute and deliver all such other agreements, certificates, instruments and documents as the Amended Credit Agreement Administrative Agent may reasonably request in order to carry out the intent and accomplish the purposes of this Amendment.

11. Release.

(a) Each Loan Party, for itself and on behalf of its respective directors, officers, members, managers, agents, consultants, servants, employees, shareholders, representatives, administrators, executors, heirs, assigns, predecessors and successors in interest (collectively, the “Releasors”), in consideration of the Existing Administrative Agent’s, the Amended Credit Agreement Administrative Agent’s and each Consenting Lender’s execution and delivery of this Amendment and for other good and valuable consideration, the sufficiency of which is hereby acknowledged, unconditionally, freely, voluntarily and, after consultation with counsel and becoming fully and adequately informed as to the relevant facts, circumstances and consequences, releases, waives and forever discharges (and further agrees not to allege, claim or pursue) any and all claims, rights, causes of action, counterclaims, defenses, demands, liens, agreements, contracts, covenants, actions, suits, obligations, controversies, debts, costs, expenses, damages, judgments, orders and liabilities of any kind whatsoever, in contract, in tort, in law or in equity, whether known or unknown, direct or derivative, fixed or contingent, which such Releasor might otherwise have or may have against any Lender, the Existing Administrative Agent, the Amended Credit Agreement Administrative Agent or any of their respective present or former Affiliates, directors, officers, members, managers, agents, consultants, servants, employees, shareholders, representatives, administrators, executors, heirs, assigns, predecessors and successors in interest (collectively, the “Releasees”), on account of any conduct, condition, act, omission, event, contract, liability, obligation, demand, covenant, promise, indebtedness, claim, right, cause of action, suit, damage, defense, circumstance or matter of any kind whatsoever which existed, arose or occurred at any time prior to the Amendment Effective Date relating to the Loan Documents, this Amendment, the Amended Credit Agreement and/or the transactions contemplated thereby or hereby (collectively, the “Released Matters”). The foregoing release shall survive and remain in full force and effect regardless of the consummation of the transactions contemplated hereby, the repayment of the Loans, the expiration or termination of the Letters of Credit and the Commitments or the termination of this Amendment, the Amended Credit Agreement, or any provision hereof or thereof. Each Loan Party represents, warrants and agrees that in executing and entering into this

13

waiver of Released Matters, it is not relying and has not relied upon any representation, promise or statement made by anyone which is not recited, contained or embodied in this Amendment, the Amended Credit Agreement or the other Loan Documents. Each Loan Party understands and expressly assumes the risk that any fact not recited, contained or embodied in the Released Matters may turn out hereafter to be other than, different from, or contrary to the facts now known to such party or believed by such party to be true with respect to the Released Matters. Nevertheless, each such party intends by this waiver of Released Matters to release, to the maximum extent permitted by law, fully, finally and forever all Released Matters and agrees that this waiver of Released Matters shall be effective in all respects notwithstanding any such difference in facts, and shall not be subject to termination, modification or rescission by reason of any such difference in facts, in each case to the maximum extent permitted by law.

(b) Each of the Existing Administrative Agent and the Amended Credit Agreement Administrative Agent shall be entitled to rely, and shall be fully protected in relying, upon any Assumption and Assignment delivered to it. Each of the Existing Administrative Agent, the Amended Credit Agreement Administrative Agent and their respective affiliates and their respective partners that are natural persons, members that are natural persons, officers, directors, employees, trustees, advisors, agents and controlling Persons (each of the foregoing, an “Agent-Related Person”), in their respective capacities as such, shall not be liable to and shall be held harmless by each Consenting Term Lender, each other Lender, the Borrowers or each of their respective affiliates, equity holders or debt holders for any losses, costs, damages or liabilities incurred, directly or indirectly, as a result of any Agent-Related Person, or their counsel or other representatives, taking any action in effectuating any Revolving Credit Open Market Purchase, Term Loan Open Market Purchase or Revolving Credit Assignment; provided that such indemnity shall not, as to any Agent-Related Person, be available to the extent that such losses, costs, damages or liabilities are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Agent-Related Person.

12. Severability. Any term or provision of this Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality or enforceability of the remaining terms and provisions of this Amendment or affecting the validity or enforceability of any of the terms or provisions of this Amendment, and the invalidity of a particular term or provision in a particular jurisdiction shall not invalidate such term or provision in any other jurisdiction. If any term or provision of this Amendment is so broad as to be unenforceable, the term or provision shall be interpreted to be only so broad as would be enforceable.

13. Counterparts; Electronic Signature. This Amendment may be executed in counterparts, each of which shall be deemed to be an original, but all of which shall constitute a single agreement. The words “execution,” “signed,” “signature,” and words of like import in this Amendment or in any amendment or other modification hereof (including waivers and consents) shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

14

14. Borrower Assignment Agreements. Each Term Lender executing this Amendment shall become a party hereto by delivering to the Amended Credit Agreement Administrative Agent (i) a counterpart of this Amendment duly executed by such Term Lender or (ii) a Borrower Assignment and Assumption Agreement with respect to such Term Lender’s Term Loan Open Market Purchase (a “Borrower Assignment Agreement”) duly executed by such Term Lender and GEO, and, by executing this Amendment or a Borrower Assignment Agreement, each such Term Lender agrees to be bound by the provisions hereof as an Extending Term Lender hereunder (or, if executing this Amendment as a “Consenting Term Lender” as set forth on its signature page hereto, as a Consenting Term Lender).

15. Loan Document. This Amendment constitutes a “Loan Document” for purposes of the Existing Credit Agreement, the Credit Agreement and the other Loan Documents.

[Remainder of Page Intentionally Left Blank]

15

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Amendment as of the date first written above.

[***], as the Existing Administrative Agent, an Assigning Revolving Credit Lender, an Issuing Lender, and the Swingline Lender

By:
Name:
Title:

By:
Name:
Title:

[Amendment No. 5 to Third Amended and Restated Credit Agreement –

The GEO Group, Inc.]

ALTER DOMUS PRODUCTS CORP., as the Amended Credit Agreement Administrative Agent

By:	/s/ Pinju Chiu
Name:	Pinju Chiu
Title:	Associate Counsel

[Amendment No. 5 to Third Amended and Restated Credit Agreement –

The GEO Group, Inc.]

ALTER DOMUS PRODUCTS CORP., as the Exchange Credit Agreement Administrative Agent

By:	/s/ Pinju Chiu
Name:	Pinju Chiu
Title:	Associate Counsel

[Amendment No. 5 to Third Amended and Restated Credit Agreement –

The GEO Group, Inc.]

[•], as a[n] [Extending Revolving Credit][Extending Term][Assigning Revolving Credit] [Consenting Term] Lender [and an Issuing Lender]

By:
Name:
Title:

[Amendment No. 5 to Third Amended and Restated Credit Agreement –

The GEO Group, Inc.]

BORROWERS FOR THE EXISTING CREDIT AGREEMENT AND THE AMENDED CREDIT AGREEMENT:

THE GEO GROUP, INC.

By:	/s/ Brian R. Evans
Name:	Brian R. Evans
Title:	Senior Vice President and Chief Financial Officer

GEO CORRECTIONS HOLDINGS, INC.

By:	/s/ Brian R. Evans
Name:	Brian R. Evans
Title:	Senior Vice President and Chief Financial Officer

[Amendment No. 5 to Third Amended and Restated Credit Agreement –

The GEO Group, Inc.]

GUARANTORS FOR THE EXISTING CREDIT AGREEMENT AND THE AMENDED CREDIT AGREEMENT:

[GUARANTOR]

By:
Name:
Title:

[Amendment No. 5 to Third Amended and Restated Credit Agreement –

The GEO Group, Inc.]

ANNEX I-A

TO AMENDMENT NO. 5

TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

REVOLVING CREDIT LENDER PARTICIPATION SCHEDULE

[Attached Separately]

Annex I-A-1

ANNEX I-B

TO AMENDMENT NO. 5

TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

ASSIGNMENT SCHEDULE

[Attached Separately]

Annex I-B-1

ANNEX I-C

TO AMENDMENT NO. 5

TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

TERM LENDER PARTICIPATION SCHEDULE

[Attached Separately]

Annex I-C-1

ANNEX II-A

TO AMENDMENT NO. 5

TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

AMENDED CREDIT AGREEMENT

[Attached Separately]

Annex II-A-1

ANNEX II-C

TO AMENDMENT NO. 5

TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

EXHIBIT G

[Attached Separately]

Annex II-C-1

ANNEX III-A

TO AMENDMENT NO. 5

TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

FORM OF FIRST LIEN PARI PASSU INTERCREDITOR AGREEMENT

[Attached Separately]

Annex III-A-1

ANNEX III-B

TO AMENDMENT NO. 5

TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

FORM OF FIRST LIEN/SECOND LIEN INTERCREDITOR AGREEMENT

[Attached Separately]

Annex III-A-1

SCHEDULE I

[Register]

Existing Administrative Agent has delivered the contents of Schedule I to the Amended Credit Agreement Administrative Agent under separate cover.

SCHEDULE II

[Loan Documents]

To be provided post-closing.

SCHEDULE III

[Security Filings]

To be provided post-closing.

SCHEDULE IV

[Possessory Collateral]

To be provided post-closing.